POST-CLOSING AGREEMENT

THIS POST-CLOSING AGREEMENT (“Agreement”) is dated as of June 12, 2014 between TOTB North, LLC, a Florida limited liability company (“Borrower”) and BANK OF THE OZARKS, an Arkansas state bank (“Bank”).

W I T N E S S E T H :

WHEREAS, Bank is making a loan to Borrower in the original principal amount of up to $21,304,000.00 (the “Loan”), the proceeds of which will be used for the construction of improvements on parcels of real property located in Miami-Dade County, Florida (the “Project”); and

WHEREAS, the Loan is evidenced by Borrower’s promissory note dated the date hereof in the original amount of the Loan (the “Note”), and is secured by, among other collateral, a mortgage, security agreement and fixture filing (the “Mortgage”) encumbering the Project (the Note, the Mortgage and all other documents evidencing, securing or relating to the Loan are collectively referred to as the “Loan Documents”); and

WHEREAS, although Borrower has not satisfied all conditions and requirements to the closing of the Loan in accordance with the requirements of the Loan Documents, Borrower has requested that Bank agree to close the Loan; and

WHEREAS, notwithstanding the fact that Borrower has not satisfied all conditions and requirements to the first disbursement described in the Loan Documents, Bank has agreed to close the Loan on and subject to the condition that Borrower agree to satisfy the requirements set forth on Exhibit A attached hereto (the “Outstanding Closing Requirements”) within the date deadlines set forth on Exhibit A.

NOW, THEREFORE, in order to induce Bank to close the Loan and make disbursements thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1.
Delivery.  Borrower shall deliver each of the Outstanding Closing Requirements to Bank (each in form and substance satisfactory to Bank) on or before the respective date deadlines for each such Outstanding Closing Requirement as set forth on Exhibit A.

2.
Default.  If Borrower fails to furnish any of the Outstanding Closing Requirement on or before the respective deadline for such outstanding closing requirement set forth on Exhibit A, such failure shall constitute an event of default under the Note, the Mortgage and the other Loan Documents, and shall entitle Bank to exercise all its rights and remedies under the Note, the Mortgage and other Loan Documents.

3.
Miscellaneous.  This Agreement may be executed in several counterparts, each of which shall constitute an original but which, collectively, shall constitute one agreement.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.  This Agreement may be amended or modified or its provisions waived only as provided in the Loan Agreement.

POST CLOSING AGREEMENT
641959; Miami-Dade County, Florida
23000.6466

[SIGNATURE PAGE TO POST CLOSING AGREEMENT]

WITNESS the following signature and seal:

TOTB North, LLC, a Florida limited liability company
By:_________________________________ William C. Owens, President

BANK OF THE OZARKS,
an Arkansas state bank

By: ________________________________
Name:  Dan Thomas
Title:  President – Real Estate Specialties Group

POST CLOSING AGREEMENT
641959; Miami-Dade County, Florida
23000.6466

EXHIBIT A

OUTSTANDING CLOSING REQUIREMENTS	DELIVERY DATE

Demolition Permit	July 15, 2014
Final Plans and Specifications	October 31, 2014
GMAX Construction Contract	November 24, 2014
Consent of Contractor	November 24, 2014
Consent of Architect	November 24, 2014
Consent of Engineer	November 24, 2014
Payment and Performance Bond	November 30, 2014
Building Permit	December 31, 2014
Approval of Plans and Specifications by Architectural Review Board and Master Association	November 30, 2014
Standard Form of Lease in form previously submitted and approved by Bank	December 31, 2014

POST CLOSING AGREEMENT
641959; Miami-Dade County, Florida
23000.6466